                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          HUGOTON ENERGY CORPORATION
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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
                           HUGOTON ENERGY CORPORATION
                             301 NORTH MAIN STREET
                                   SUITE 1900
                             WICHITA, KANSAS 67202

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                     TO BE HELD THURSDAY, OCTOBER 16, 1997

To our Stockholders:

         A Special Meeting of Stockholders of Hugoton Energy Corporation (the "Company"), a Kansas corporation, will be held at the principal office of the Company, 301 North Main Street, Suite 1900, Wichita, Kansas 67202 on Thursday, October 16, 1997, at 10:00 a.m., local time, for the following purposes:

        (1) To approve an amendment to the Restated Articles of Incorporation of the Company granting the Board of Directors the right to amend the Bylaws of the Company; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on September 16, 1997 will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the stockholders will be open to the examination of any stockholder, for any purpose relevant to the Special Meeting, for a period of ten (10) days prior to the meeting during regular business hours at the principal office of the Company, 301 North Main, Suite 1900, Wichita, Kansas 67202.

         You are requested to forward your proxy in order that you will be represented at the Special Meeting, whether or not you expect to attend in person. Any stockholder giving the proxy enclosed with the proxy statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the Special Meeting, by executing a proxy bearing a later date or by attending the Special Meeting and voting in person the shares of stock that such stockholder is entitled to vote.

                                        By Order of the Board of Directors


                                        /s/ FLOYD C. WILSON
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer


September 30, 1997

                           HUGOTON ENERGY CORPORATION
                                 301 NORTH MAIN
                                   SUITE 1900
                             WICHITA, KANSAS 67202

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 16, 1997




INTRODUCTION

         This Proxy Statement is being furnished to stockholders of Hugoton Energy Corporation, a Kansas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be voted at the Special Meeting of Stockholders of the Company to held at the principal office of the Company, 301 North Main Street, Suite 1900, Wichita, Kansas 67202 on Thursday, October 16, 1997, at 10:00 a.m., local time (the "Special Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

         The approximate date on which this Proxy Statement and the enclosed form of proxy will be first sent or given to stockholders is September 30, 1997. The principal executive offices of the Company are located at 301 North Main, Suite 1900, Wichita, Kansas 67202.


RIGHT TO REVOKE PROXY

         Any proxy executed and returned by a stockholder may be revoked at any time by filing with the Secretary of the Company a written notice of revocation prior to the vote to be taken at the Special Meeting, by executing a proxy bearing a later date which is presented at the Special Meeting or by attending the Special Meeting and voting in person the shares of stock that such stockholder is entitled to vote. In the absence of such revocation, shares represented by proxy will be voted at the Special Meeting. It is the intention of the persons named in the accompanying proxy to vote such proxies for the matter noted thereon unless the authority to vote is withheld.


BY WHOM AND THE MANNER IN WHICH PROXY IS BEING SOLICITED

         In addition to solicitation by mail, the directors, officers and employees of the Company, who will receive no compensation in excess of their regular salaries, may solicit proxies from stockholders by personal interview, telephone, telegram or otherwise. The Company will bear the costs of the solicitation. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold of record voting securities of the Company for forwarding of solicitation materials to the beneficial owners thereof. The Company will, upon request, reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

PROPOSAL REGARDING AMENDMENT TO ARTICLES OF INCORPORATION

         The Board of Directors of the Company voted to amend and restate the Restated Articles of Incorporation of the Company at its June 26, 1997 meeting, subject to the approval of the Stockholders of the Company. The Board voted to amend the Restated Articles of Incorporation to provide that the following be added as Article VIII:

         "Article VIII. The power to adopt, alter, amend, or repeal the Corporation's bylaws, in whole or in part, at any time and from time to time, shall be vested in the Board of Directors of the Corporation.

         The general effect of such amendment will give the Board of Directors the power to adopt, amend or repeal the bylaws.

         The Kansas General Corporation Code ("KGCC") provides that any corporation, in its articles of incorporation, may confer the power to adopt, amend or repeal bylaws upon the directors. The KGCC also provides the fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. The reason for such amendment to the Restated Articles of Incorporation is to give the Board of Directors the ability to amend the bylaws of the Company when such amendments are in the best interests of the stockholders. In the future, the Board of Directors may wish to amend the bylaws of the Company ("Bylaws") in connection with a business transaction with a third party. Such amendments may include amending the Bylaws to provide that the Kansas Control Share Acquisition Act, K.S.A. 17-1286 et seq. (the "Control Share Act") does not apply to an acquisition or business transaction.

         Generally the Control Share Act provides that unless a corporation's articles of incorporation or bylaws provide that the Control Share Act does not apply to a Control Share Acquisition of shares of the corporation, Control Shares of an issuing public corporation acquired in a Control Share Acquisition have only the voting rights as provided in K.S.A. 17-1294. K.S.A. 17-1294 provides that Control Shares acquired in a Control Share Acquisition have the same voting rights as were accorded the shares before the Control Share Acquisition only to the extent granted by resolution approved by the shareholders of the issuing public corporation. To be approved, such resolution must be approved by: (1) the affirmative vote of a majority of all outstanding shares entitled to vote in the election of directors; and (2) the affirmative vote of a majority of all outstanding shares entitled to vote in the election of directors, excluding all Interested Shares.

         The Control Share Act defines the following terms as follows:

         "Control Shares" is defined as shares that, except for the Control Shares Act, would have the voting power with respect to shares of an issuing public corporation that, when added to all other shares of the issuing public corporation owned by a person, or in respect to which that person may exercise or direct the exercise of voting power, would entitle that person immediately after the acquisition of the shares, directly or indirectly, alone or a part of a group, to exercise or direct the exercise of the voting power of the issuing public corporation, in the election of directors within any of the following ranges of voting power: (a) one-fifth or more but less than one-third of all the voting power; (b) one-third or more but less than a majority of all the voting power; and (c) a majority or more of all voting power.

         "Control Share Acquisition" is defined as the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares.

         "Interested Shares" is defined as the shares of an issuing public corporation with respect to which any of the following persons may exercise or direct the exercise of voting power in the election of directors of the issuing public corporation: (a) a person or member of a group that makes or proposes to make a Control Share Acquisition;
         (b) any officer of the issuing public corporation; and (c) any employee of the issuing public corporation who is also a director of the corporation.

         Although the proposed amendment to the Restated Articles of Incorporation of the Company will allow the Directors to amend the Bylaws, the Board of Directors has no present intention to amend the Bylaws in any manner, including an amendment regarding the Control Share Act.

         The amendment to the Restated Articles of Incorporation shall be approved by the affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Special Meeting. Accordingly, an abstention would have the same legal effect as a vote against approval of the amendment to the Restated Articles of Incorporation.


SHARES OUTSTANDING, VOTING RIGHTS AND VOTING PROCEDURES

         Only stockholders of record at the close of business on September 16, 1997 are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. The only voting stock of the Company outstanding is its common stock, no par value (the "Common Stock"), of which 19,838,574 shares were outstanding of record as of the close of business on September 16, 1997. Each share of Common Stock is entitled to one vote. An automated system administered by the Company's transfer agent shall be used to tabulate the votes.

         The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. For each matter to be voted on by the stockholders, abstentions are counted in determining whether a quorum is present but are not treated as either a vote for or against a proposal. Unvoted positions in a brokerage account ("broker non-vote") are considered as not voted for purposes of calculating the fulfillment of the quorum requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 1997 by
(i) each person who is known by the Company to be the beneficial owner (as determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) of more than 5% of the outstanding Common Stock; (ii) each director, (iii) each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K; and (iv) all executive officers and directors of the Company as a group.

                                                                 NUMBER OF SHARES           PERCENT
NAME AND ADDRESS                                                BENEFICIALLY OWNED       BENEFICIALLY
OF BENEFICIAL OWNER                                            AT SEPTEMBER 1, 1997          OWNED
-------------------                                            --------------------      ------------
Floyd C. Wilson                                                      4,321,615(1)            21.6%
301 North Main, Suite 1900
Wichita, Kansas 67202

Comdisco, Inc.                                                       3,859,820(2)            19.5%
6111 N. River Road
Rosemont, IL 60018

Belco Energy, L.P.                                                   2,940,000(3)            14.8%
14300 Cornerstone Village Drive, Suite 421
Houston, TX 77104

First Reserve Corporation                                            1,293,441(4)             6.5%
475 Steamboat Road
Greenwich, CT 06830

Cramer Rosenthal McGlynn, Inc.                                       1,155,834(5)             5.8%
707 Westchester Avenue
White Plains, NY 10604

Alan J. Andreini                                                        65,000(6)              *

David S. Elkouri                                                        39,000(7)              *

Jonathan S. Linker                                                      11,500(8)              *

William E. Macaulay                                                      5,000(4)(9)           *

John T. McNabb, II                                                      55,000(10)             *

W. Mark Womble                                                          78,002(11)             *

Jay W. Decker                                                          329,890(12)            1.7%

David M. Drummond                                                       12,500(13)             *

Randall K. Click                                                        15,012(14)             *

Dallas W. Dobbs                                                         26,252(15)             *

Directors and executive officers as a group (14 persons)            10,276,392(16)           50.4%

     *    Represents less than 1%

     (1) Does not include 135,750 shares currently owned by Mr. Wilson but which are subject to an agreement with the Company pursuant to which Mr. Wilson is required to contribute to the Company the number of shares necessary to satisfy the exercise of certain of the options previously granted by the Company in exchange for receipt of the exercise price therefor. Includes 100,000 shares held by Mr. Wilson's wife and 100,000 shares held by a family limited partnership, of which Mr. Wilson and his wife are general partners and his children are limited partners. Also includes 204,626 shares held by The Wilson Foundation, 7,565 shares allocated to Mr. Wilson pursuant to the Company's 401(k) Profit Sharing Plan (based on a plan statement dated as of 6/30/97), and 187,500 shares issuable pursuant to presently exercisable options granted to Mr. Wilson pursuant to stock option agreements with the Company.

(2) As an executive officer of Comdisco, Inc., Mr. Andreini shares voting and investment power of the shares owned by Comdisco, Inc. Mr. Andreini disclaims beneficial ownership of the Company Common Stock owned by Comdisco, Inc.

(3) As disclosed on a joint filing on Schedule 13D, filed with the Securities and Exchange Commission on July 3, 1997, Belco Energy LP, Belco Operating Corp., Belco Oil & Gas Corp. and Mr. Robert A. Belfer. Belco Energy LP is the direct beneficial owner of the shares of Company Common Stock. Belco Operating Corp., as general partner of Belco Energy LP, Belco Oil & Gas Corp., as sole shareholder of Belco Operating Corp., and Robert A. Belfer, as a shareholder of Belco Oil & Gas Corp., may be deemed beneficial owners of the shares of Company Common Stock owned by Belco Energy LP. However, Belco Operating Corp., Belco Oil & Gas Corp. and Mr. Belfer disclaim beneficial ownership of such shares.

(4) First Reserve Corporation owns no shares of the Company's Common Stock directly but, as the managing general partner of the entities named below, it shares voting and investment power over such shares with such entities. First Reserve Corporation is the managing general partner of First Reserve Fund V, Limited Partnership ("Fund V"), American Gas & Oil Investors, Limited Partnership ("AmGO") and AmGO II, Limited Partnership ("AmGO II"). The address of each of such entities is the address of First Reserve Corporation. Through their ownership of shares of First Reserve Corporation, Mr. Macaulay and Mr. John A. Hill may be deemed to share beneficial ownership of the shares shown as owned by First Reserve Corporation. Messrs. Macaulay and Hill disclaim beneficial ownership of such shares. The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 1997:

                             NUMBER OF SHARES                PERCENT
                            BENEFICIALLY OWNED            BENEFICIALLY
          NAME             AT SEPTEMBER 1, 1997               OWNED
          ----             --------------------           ------------
Fund V .................          891,698                     4.5%

AmGO ..................           387,437                     2.0%

AmGO II ...............            14,306                     0.1%

(5) As disclosed on the latest Schedule 13G, filed with the Securities and Exchange Commission on March 4, 1997.

(6) Includes 15,000 shares issuable upon exercise of options granted to Mr. Andreini pursuant to stock option agreements with the Company.

(7) Includes 35,000 shares issuable upon exercise of options granted to Mr. Elkouri pursuant to stock option agreements with the Company. Includes 3,000 shares owned by The David S. and Debbi C. Elkouri Foundation and 1,000 shares owned by The David S. Elkouri Rollover IRA.

(8) Includes 5,000 shares issuable upon exercise of options granted to Mr. Linker pursuant to stock option agreements with the Company.

(9) Represents 5,000 shares issuable upon exercise of options granted to Mr. Macaulay pursuant to stock option agreements with the Company.

(10) Represents 55,000 shares issuable upon exercise of options granted to Mr. McNabb pursuant to stock option agreements with the Company.

(11) Includes 72,500 shares issuable upon exercise of options granted to Mr. Womble pursuant to stock option agreements with the Company. Includes 4,122 shares acquired pursuant to the Company's 401(k) Profit Sharing Plan (based on a plan statement dated as of 6/30/97).

(12) Includes 93,750 shares issuable upon exercise of options granted to Mr. Decker pursuant to stock option agreements with the Company. Includes 1,297 shares acquired pursuant to the Company's 401(k) Profit Sharing Plan (based on a plan statement dated as of 6/30/97).

(13) Represents 12,500 shares issuable upon exercise of options granted to Mr. Drummond pursuant to a stock option agreement with the Company.

(14) Includes 12,500 shares issuable upon exercise of options granted to Mr. Click pursuant to stock option agreements with the Company. Includes 2,512 shares acquired pursuant to the Company's 401(k) Profit Sharing Plan (based on a plan statement dated as of 6/30/97).

(15) Includes 22,500 shares issuable upon exercise of options granted to Mr. Dobbs pursuant to stock option agreements with the Company. Includes 3,652 shares acquired pursuant to the Company's 401(k) Profit Sharing Plan (based on a plan statement dated as of 6/30/97).

(16) Includes 675,750 shares issuable upon exercise of options under the Company's stock option plans and nonstatutory stock option agreements, including 135,750 of the shares referenced in (1) above. Also includes shares held by Comdisco, Inc. and partnerships for whom First Reserve Corporation is the managing general partner.


STOCKHOLDERS PROPOSALS

         Any proposals by stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company no later than December 17, 1997, to be considered by the Board for inclusion in the Company's 1998 Proxy Statement and form of proxy relating to that meeting. Stockholder proposals should be submitted to the Secretary at the offices of the Company in Wichita, Kansas.


OTHER MATTERS

         Management knows of no other business which will be presented to the meeting. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

                                        By Order of the Board of Directors,



                                        /s/ FLOYD C. WILSON
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer

September 30, 1997

                                   APPENDIX A

                                 FORM OF PROXY


                           HUGOTON ENERGY CORPORATION

                         PROXY/VOTING INSTRUCTION CARD


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE SPECIAL MEETING ON OCTOBER 16,1997

         The undersigned hereby appoints Floyd C. Wilson and W. Mark Womble, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Hugoton Energy Corporation represented hereby and held of record by the undersigned on September 16, 1997, at the Special Meeting of Stockholders to be held at the principal office of the Company, 301 North Main Street, Suite 1900, Wichita, Kansas 67202 on Thursday, October 16, 1997, at 10:00 a.m., local time, or at any adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the amendment to the Restated Articles of Incorporation, and in accordance with the determination of the named proxies as to other matters.

                  YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE
                      ON THE REVERSE AND PROMPTLY RETURN.


-------------------------------------------------------------------------------




Directors recommend a vote "FOR"
the following:                          1.   FOR approval of the amendment
                                             to the Restated Articles of
                                             Incorporation of the Company

                                             FOR         AGAINST       ABSTAIN
                                             [ ]           [ ]           [ ]

                                        2.   In their discretion, the proxies
                                             are authorized to vote upon such
                                             other matters as may properly
                                             come before the meeting.


                 PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY
                WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.



SIGNATURE(S):                                    DATE:
              ----------------------------------       ------------------------


Note: If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy. Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.



                                      A-1